UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2010

INFOSMART GROUP, INC.
(Exact name of Registrant as specified in charter)

California	001-15643	95-4597370
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Flat E, 17th Floor, EGL Tower,
83 Hung To Road
Kwun Tong, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2868-3385

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.02   Resignation of Directors and Officer

Effective September 20, 2010, Kwok Chung Lit resigned as Chief Executive Officer and President of the Company.

Item 9.01   Exhibits

Exhibits

Exhibit No.	Exhibit Description

10.1	Resignation Letter of Kwok Chung Lit, dated September 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOSMART GROUP, INC. (Registrant)

Date: September 20, 2010	By:
Kwok Chung Lit, Chief Executive Officer and President